SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               FIRST AMENDMENT TO

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                March 24, 2000
                Date of Report (Date of earliest event reported)
                                BANYAN CORPORATION
             (Exact name of registrant as specified in its charter)


         OREGON                        000-26065            84-1346327
(State or other jur-                  (Commission          (IRS Employer
isdiction of incor-                   File Number)       Identification No.)
         poration)

      4740 Forge Rd., Bldg. 112, Colorado Springs, Colorado  80907
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (719)  531-5535


(Former name or former  address,  if changed since last report.)

Item 1. Change in Control of Registrant

         Not applicable.

Item 2. Acquisition of Assets

     The Company acquired the assets of Showcase Technologies, ('Showcase') a partnership in the state of New York, on November 1, 1999. The primary assets of Showcase were a line of hard and soft carrying cases for notebook computers and cameras, and what the Company calls a website optimizing service.

     Pursuant to the acquisition agreement, the line of hard and soft carrying cases, which utilize a patented internal rail and track system that holds objects securely in the cases, is now owned by Doublecase Corp. a Kansas corporation which is a wholly owned subsidiary of the Company. A copy of the acquisition agreement is attached hereto as Exhibit 10.3. As part of the acquisition, the Company has entered into an employment contract with Alan Hillsberg, hereto attached as Exhibit 10.1

     Pursuant to the acquisition agreement, the website optimizing service, which operates a web site at www.toplisting.com, is now owned by TopListing.com Corporation, a Colorado corporation which is a wholly owned subsidiary of the Company. Toplisting.com guarantees that an entites website will be in the top 20 listings of their category at least one of the eight major search engines.See Financial Statements attached hereto as Exhibit 10.2.


     Immediately prior to the acquisition of Showcase and Toplisting, an asset purchase agreement was entered into between Showcase and Toplisting.com, whereby Showcase sold all rights, title and interest relating to the product lines known as TopListing and Designer Studio to Toplisting.com. A copy of this agreement is attached hereto as Exhibit 10.4


Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

     The corporation has entered into a two year employment contract with Alan Hillsberg as a Director, President and COO of Doublecase Corporation and Toplisting.com Corporation, pursuant to which he will be paid $116,000 per year, 10% of the Company's net pre-tax profit, 20% of DC's net pre-tax profit, and Options to purchase 235,000 shares of common stock of Banyan Corporation (Employer parent corporation) at $0.1187 per share. He is also entitled to medical and dental insurance and such other benefits as received by the other executive officers.



Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

A. Financial Statements Of Business Acquired

                           SHOWCASE TECHNOLOGIES, LLC

                              FINANCIAL STATEMENTS

                               December 31, 1997,
                               December 31, 1998,
                              & September 30, 1999

                           SHOWCASE TECHNOLOGIES, LLC
                              Financial Statements




                                                           TABLE OF CONTENTS


                                                                       Page

         INDEPENDENT AUDITOR'S REPORT ON
             THE FINANCIAL STATEMENTS                                   F-1


         FINANCIAL STATEMENTS

                  Balance sheets                                        F-2
                  Statements of operations                              F-3
                  Statements of members' equity                         F-4
                  Statements of cash flows                              F-5
                  Notes to financial statements                         F-6

                            RONALD R. CHADWICK, P.C.
                          CERTIFIED PUBLIC ACCOUNTANT
                         2851 S. PARKER ROAD, SUITE 720
                             AURORA, COLORADO 80014
                                   ----------
                            TELEPHONE:(303)306-1967
                            TELECOPIER:(303)306-1944


                          INDEPENDENT AUDITOR'S REPORT


To the Members
Showcase Technologies, LLC
Colorado Springs, Colorado

I have audited the accompanying balance sheets of Showcase Technologies, LLC as of December 31, 1997, December 31, 1998, and September 30, 1999 and the related statements of operations, members' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Showcase Technologies, LLC as of December 31, 1997, December 31, 1998, and September 30, 1999 and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.


Aurora, Colorado                                    /s/RONALD R. CHADWICK, P.C.
March 16, 2000                                         RONALD R. CHADWICK, P.C.


                           SHOWCASE TECHNOLOGIES, LLC
                                 BALANCE SHEETS


                                                                   December 31,  December 31,   September 30,
                                                                      1997           1998           1999
                                                                 -------------- -------------- --------------

                                         ASSETS

Current assets
      Cash                                                         $    27,835     $   3,716    $    -
                                                                 -------------- -------------- --------------
             Total current assets                                       27,835         3,716         -

      Inventory                                                         15,366        15,366       15,366
      Patent                                                             2,772         2,464        2,233
      Other                                                                426           311          225
                                                                 -------------- -------------- --------------

Total Assets                                                        $   46,399     $  21,857    $   17,824
                                                                 ============== ============== ==============

                         LIABILITIES AND MEMBERS' EQUITY

Current liabilities
      Bank overdraft                                               $    -          $   -        $    5,026
      Related party payable                                            102,503        72,552        31,957
                                                                  -------------- -------------- --------------

          Total current liabilties                                     102,503        72,552        36,983

                                                                  -------------- -------------- --------------
Total Liabilities                                                      102,503        72,552        36,983
                                                                  -------------- -------------- --------------

Members Equity                                                         (56,104)      (50,695)      (19,159)
                                                                  -------------- -------------- --------------

Total Liabilities and Members' Equity                               $  46,399      $  21,857     $  17,824


                                                                 ============== ============== ==============







    The accompanying notes are an integral part of the financial statements.


                           SHOWCASE TECHNOLOGIES, LLC
                            STATEMENTS OF OPERATIONS

                                                                 Nine Months
                                                                    Ended
                                    December 31,  December 31,   September 30,
                                       1997           1998           1999
                                  -------------- -------------- --------------

Sales                              $  269,306     $  270,954      $  201,214
Cost of  sales                        197,072        193,731         119,470
                                  -------------- -------------- --------------

Gross margin                           72,234         72,223          81,744

Operating expenses                     44,956         71,814          50,208
                                  -------------- -------------- --------------

Income (loss) from operations          27,278          5,409          31,536

Other income (expense)                   -              -               -
                                  -------------- -------------- --------------

Income (loss) before                   27,278          5,409          31,536
provision for income taxes

Provision for income tax                 -              -               -
                                  -------------- -------------- --------------

Net income (loss)                      27,278          5,409          31,536
                                  ============== ============== ==============






    The accompanying notes are an integral part of the financial statements.


                           SHOWCASE TECHNOLOGIES, LLC
                          STATEMENTS OF MEMBERS' EQUITY
                  For the Years Ended December 31, 1997 & 1998,
                  and the Nine Months Ended September 30, 1999



Members' equity, January 1, 1997                     $(  83,382)

Gain (loss) for the period                               27,278

Members' equity, December 31, 1997                   $(  56,104)

Gain (loss) for the period                                5,409

Members' equity, December 31, 1998                   $(  50,695)

Gain (loss) for the period                               31,536

Members' equity, September 30, 1999                  $(  19,159)
                                                     ===========





    The accompanying notes are an integral part of the financial statements.



                           SHOWCASE TECHNOLOGIES, LLC
                            STATEMENTS OF CASH FLOWS


                                                                                             Nine Months
                                                              Year Ended      Year Ended         Ended
                                                               Dec. 31,        Dec. 31,       Sept. 30,
                                                                 1997            1998            1999
                                                              ------------     -----------   -------------
Cash Flows From Operating Activities:
     Net income (loss)                                         $    27,278     $     5,409      $   31,536

     Adjustments to reconcile net income to
     net cash provided by (used for)
     operating activities:
          Depreciation                                                 192             115              86
          Amortization                                                 308             308             231
                                                              ------------     -----------   -------------

               Net cash provided by (used for)
               operating activities                                 27,778           5,832          31,853
                                                              ------------     -----------   -------------

Cash Flows From Financing Activities:
     Payment of related party payable                                 -           (29,951)        (40,595)
                                                              ------------     -----------   -------------
               Net cash provided by (used for)
               financing activities                                  -            (29,951)        (40,595)
                                                              ------------     -----------   -------------

Net Increase (Decrease) In Cash                                     27,778        (24,119)         (8,742)
Cash At The Beginning Of The Period                                     57          27,835           3,716
                                                              ------------     -----------   -------------

Cash At The End Of The Period                                  $    27,835     $     3,716    $    (5,026)
                                                              ============     ===========   =============





    The accompanying notes are an integral part of the financial statements.

                           SHOWCASE TECHNOLOGIES, LLC
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Showcase Technologies, LLC (the "Company"), was organized as a limited liability company in the state of New York in May, 1995. The Company manufactures and distributes hard carrying cases for portable notebook computers and data storage devices.

Cash and cash equivalents
----------------------------

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Accounting  year and method
----------------------------

The Company employs a calendar accounting year, and uses the accrual basis of accounting.

Use of estimates
----------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Organization costs
----------------------------

Organization costs are expensed as incurred.

Property and equipment
----------------------------

Property and equipment are recorded at cost and depreciation is recorded using the double declining balance method over the estimated lives of the assets.

Inventory
----------------------------

Inventory consists of raw materials and consigned finished goods. Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

                           SHOWCASE TECHNOLOGIES, LLC
                    NOTES TO FINANCIAL STATEMENTS - Continued

NOTE 1. ORGANIZATION,  OPERATIONS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (Continued):

Patent
----------------------------

Patent work has been recorded at cost and amortized based on the straight line method over ten years. Amortization expense was $308 in 1997 and 1998, and $231 for the nine months ended September 30, 1999.

Revenue recognition
----------------------------

Revenue is recognized by the Company when a product is shipped to a customer.

AICPA Statement of Position 98-5
----------------------------

Effective January 1, 1999 the Company has adopted the AICPA Statement of Position ("SOP") 98-5, which requires nongovernmental entities to expense startup costs as incurred. The adoption by the Company of SOP 98-5 is not expected to have a material impact on the Company's financial statements.

Financial Instruments
----------------------------

The carrying value of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and long term debt, as reported in the accompanying balance sheet, approximates fair value.

Income tax
----------------------------

The Company is treated as a partnership for income tax purposes, and therefore does not accrue or pay income tax at the partnership level.

NOTE 2. RELATED PARTY TRANSACTIONS

The Company has borrowed funds from its general manager to meet working capital needs, resulting in a related party payable of $120,503, $72,552, and $31,536 at December 31, 1997, December 31, 1998 and September 30, 1999 respectively. The related party payable is non-interest bearing and due on demand.

NOTE 3. SUBSEQUENT EVENTS

On November 1, 1999 all the Company's assets were acquired by Banyan Corporation in a transaction accounted for as a purchase.

B. Pro Forma Combines Financial Statements


                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                        PRO FORMA COMBINED BALANCE SHEET
                                December 31, 1998

                                                               Banyan    Showcase    Adjust-     End
                                                             Corporation Tech., LLC   ments    Balance
                                                             ----------- ----------  --------  ----------
                        ASSETS

        Current assets
              Cash                                          $    30,256 $    3,716 $        $   33,972
              Accounts receivable                                47,495                         47,495
              Inventory                                          42,956     15,366              58,322
              Prepaid expenses                                    4,914                          4,914
                                                             ----------- ----------  --------  ----------
                     Total current assets                        25,621     19,082             144,703
                                                             ----------- ----------  --------  ----------
        Fixed assets
              Furniture and fixtures                             11,043                         11,043
              Equipment and tooling                               5,648      1,000               6,648
                                                                 16,691      1,000              17,691
              less accumulated depreciation                     (16,105)      (689)            (16,794)
                                                                    586        311                 897
                                                             ----------- ----------  --------  ----------
        Other assets
              Development costs                                  25,519                         25,519
              Trademarks and licenses, net                       35,227      2,464              37,691
              Notes receivable                                   40,000                         40,000
              Investment in Anything Internet Corporation        47,039                         47,039
              Other                                               4,700                          4,700
                                                             ----------- ----------  --------  ----------
                                                                152,485      2,464             154,949
                                                             ----------- ----------  --------  ----------

        Total Assets                                         $  278,692   $ 21,857            $300,549
                                                             =========== ==========  ========  ==========

                                 LIABILITIES AND STOCKHOLDERS' DEFICIT

        Current liabilities
              Accounts payable                               $   83,705 $      -           $    83,705
              Accrued salaries and related exp.                  85,553                         85,553
              Related party payable                                         72,552              72,552
              Accrued interest                                  222,242                        222,242
                                                             ----------- ----------  --------  ----------
                  Total current liabilties                      391,500     72,552             464,052
              Notes payable                                     105,234                        105,234
                                                             ----------- ----------  --------  ----------

        Total Liabilities                                       496,734     72,552             569,286
                                                             ----------- ----------  --------  ----------

        Stockholders' Deficit
              Preferred stock, Class A: no par value;
                  500,000 shares authorized; 187,190 issued and out.;
                  callable at $2.75 per share and converti     334,906                         334,906
              Common stock, Class A: no par value;
                  50,000,000 shares authorized;
                  9,435,699 issued and outstanding           2,942,795             (50,695)  2,892,100
              Accumulated deficit                           (3,495,743)                     (3,495,743)
                                                            -----------
              Members' equity                                              (50,695) 50,695
                                                            -----------   ---------          ----------
        Total Stockholders' Deficit                           (218,042)                       (218,042)
                                                            -----------             -------  ----------
        Total Liabilities and Stockholders' Deficit         $  278,692 $    21,857 $        $  300,549
                                                             =========== =========== ======= ==========


                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                        PRO FORMA COMBINED BALANCE SHEET
                               September 30, 1999

                                                                Banyan    Showcase    Adjust-     End
                                                             Corporation  Tech., LLC   ments    Balance
                                   ASSETS                   ------------- ----------  --------  --------

        Current assets
              Cash                                          $     28,872 $        $        $     28,872
              Accounts receivable                                 75,078                         75,078
              Inventory                                           36,976    15,366               52,342
              Prepaid expenses                                     7,261                          7,261
                                                            ------------- ----------  --------  --------
                     Total current assets                        148,187    15,366              163,553
                                                            ------------- ----------  --------  --------
        Fixed assets
              Furniture and fixtures                              11,921                         11,921
              Equipment and tooling                               15,648     1,000               16,648
                                                            ------------- ----------  --------  --------
                                                                  27,569     1,000               28,569
              less accumulated depreciation                      (17,175)     (775)             (17,950)
                                                            ------------- ----------  --------  --------
                                                                  10,394       225               10,619
        Other assets
              Trademarks and licenses, net                        26,434     2,233               28,667
              Other                                                7,200                          7,200
                                                            ------------- ----------  --------  --------
                                                                  33,634     2,233               35,867
                                                            ------------- ----------  --------  --------

        Total Assets                                        $    192,215 $  17,824          $   210,039
                                                            ============= ==========  ========  ========


                                 LIABILITIES AND STOCKHOLDERS' DEFICIT

        Current liabilities
              Accounts payable                              $   121,893 $          -        $   121,893
              Bank overdraft                                                 5,026                5,026
              Accrued salaries and related exp.                  38,026                          38,026
              Related party payable                                         31,957               31,957
              Accrued interest                                  230,692                         230,692
                                                            ------------- ----------  --------  --------
                  Total current liabilties                      390,611     36,983              427,594
              Notes payable                                     105,234                         105,234
                                                            ------------- ----------  --------  --------

        Total Liabilities                                       495,845     36,983              532,828
                                                            ------------- ----------  --------  --------

        Stockholders' Deficit
              Preferred stock, Class A: no par value;
                  500,000 shares authorized; 187,190 issued and out.;
                  callable at $2.75 per share and convertib     334,906                         334,906
              Common stock, Class A: no par value;
                  50,000,000 shares authorized;
                  9,435,699 issued and outstanding            3,327,598              (19,159) 3,308,439
              Accumulated deficit                            (3,966,134)                     (3,966,134)
                                                            -------------                       --------
              Members' equity                                              (19,159)   19,159
                                                            ------------- ----------            --------
        Total Stockholders' Deficit                            (303,630)                       (303,630)
                                                            ------------- ----------  --------  --------

        Total Liabilities and Stockholders' Deficit         $   192,215 $   17,824 $        $   210,039
                                                            ============= ==========  ========  ========





                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1998


                                                Banyan     Showcase   Adjust-    End
                                             Corporation  Tech., LLC   ments   Balance
                                             -----------  ----------  ------- ---------
Sales, net                                   $ 206,467    $ 270,954   $  -    $477,421

Cost of  sales                                  69,006      193,731            262,737
                                             -----------  ----------  ------- ---------

Gross margin                                   137,461       77,223            214,684

Research & development                            -            -
Selling, general and administrative expenses   576,639       71,814            648,453
                                             -----------  ----------  ------- ---------

Gain (loss) from operations                   (439,178)       5,409           (433,769)

Other income (expense)
     Interest expense                          (22,913)                        (22,913)
     Gain (loss) on sale of assets               3,449                           3,449
     Equity income of Anything Internet        (39,590)                        (39,590)
     Corporation                              -----------  ----------  ------- ---------

Income (loss) before provision                (498,232)       5,409           (492,823)
for income taxes

Provision for income tax                          -            -          -       -
                                              -----------  ----------  ------- ---------

Net income (loss)                             $(498,232      $5,409    $  -  $(492,823)
                                              ===========  ==========  ======= =========
Net income (loss) per share
(Basic and fully diluted)                     $   (0.06)
                                              ===========
Weighted average number of
common shares outstanding                     8,359,433
                                              ===========



                     BANYAN CORPORATION (and Subsidiary) and
                           SHOWCASE TECHNOLOGIES, LLC
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     For The Nine Months September 30, 1999


                                                Banyan     Showcase   Adjust-    End
                                             Corporation  Tech., LLC   ments   Balance
                                             -----------  ----------  ------- ---------
Sales, net                                  $  116,497    $ 201,214    $  -   $317,711

Cost of  sales                                  43,121      119,470            162,591
                                             -----------  ----------  ------- ---------

Gross margin                                    73,376       81,744            155,120

Research & development                            -            -
Selling, general and administrative expenses   367,156       50,208            417,364
                                             -----------  ----------  ------- ---------

Gain (loss) from operations                   (293,780)      31,536           (262,244)

Other income (expense)
     Interest expense                          (12,767)                        (12,767)
     Equity income of Anything Internet       (118,325)                       (118,325)
     Corporation                             -----------  ----------  ------- ---------

Income (loss) before provision for income     (424,872)      31,536           (393,336)
taxes

Provision for income tax                          -            -          -       -
                                             -----------  ----------  ------- ---------

Net income (loss)                            $(424,872)   $  31,536    $  -  $(393,336)
                                             ===========  ==========  ======= =========
Net income (loss) per share
(Basic and fully diluted)                     $  (0.04)
                                             ===========
Weighted average number of
common shares outstanding                    9,586,223
                                             ===========

C.    INDEX  TO  EXHIBITS

     The following exhibits are filed as a part of this disclosure statement:


Exhibit
Number      Description
- -------     -----------

10.1      Employment Agreement With Alan Hillsberg*
10.2      Asset Purchase Agreement For TopListing*
10.3      Asset Purchase Agreement For For Showcase*
10.4 Asset Purchase Agreement between Toplisting.com and Showcase Technologies

* Incorporated  by  reference  to the Company's Form 8-k dated January 10, 2000.


Item 8.  Change in Fiscal Year

         Not applicable

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf the undersigned hereunto duly authorized.

                                                  Date: March 31, 2000

                                                  BANYAN CORPORATION

                                                  BY:__/s/Cameron Yost___
                                                       Cameron Yost
                                                       President